UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	December 31, 2021

Date of reporting period:	January 1, 2021 — June 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

August 10, 2021

Dear Shareholder:

The U.S. economy is much improved from a year ago, or even six months ago. Gross domestic product is growing at a pre-pandemic pace. Stock prices are high and interest rates are low. More and more workers are finding jobs, with millions still open. At the same time, vaccinations in many areas have not yet reached enough people to stop the spread of Covid-19. U.S. and global infection rates have recently risen.

While it is too soon to declare the pandemic over, it is worth taking stock of the economy’s transition. Some changes accelerated by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Performance summary (as of 6/30/21)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2021

Class IA: $14.22	Class IB: $14.16

Total return at net asset value

			George
			Putnam		Bloomberg
			Blended	S&P 500	Barclays
			Index	Index	U.S.
(as of	Class IA	Class IB	(primary	(secondary	Aggregate
6/30/21)	shares*	shares*	benchmark)	benchmark)	Bond Index
6 months	8.20%	8.15%	8.30%	15.25%	–1.60%
1 year	23.69	23.44	22.98	40.79	–0.33
5 years	83.04	80.75	77.06	125.36	16.08
Annualized	12.85	12.57	12.10	17.65	3.03
10 years	172.02	165.29	173.39	298.93	39.62
Annualized	10.52	10.25	10.58	14.84	3.39
Life	274.09	254.67	411.84	498.22	198.08
Annualized	5.86	5.62	7.30	8.03	4.83

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of large U.S. company stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy of completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/21 to 6/30/21. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/20	0.68%	0.93%
Annualized expense ratio for the six-month
period ended 6/30/21	0.65%	0.90%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/21		ended 6/30/21
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.36	$4.64	$3.26	$4.51
Ending value
(after
expenses)	$1,082.00	$1,081.50	$1,021.57	$1,020.33

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/21. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

2 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/21 (Unaudited)

COMMON STOCKS (61.9%)*	Shares	Value

Automotive (1.1%)
General Motors Co. †	5,470	$323,660
Tesla, Inc. †	2,793	1,898,402
United Rentals, Inc. †	1,625	518,391
		2,740,453
Basic materials (1.4%)
Alamos Gold, Inc. Class A (Canada)	22,469	171,888
Anglo American PLC (United Kingdom)	4,645	184,570
Corteva, Inc.	6,664	295,548
Diversey Holdings, Ltd. †	6,728	120,498
Dow, Inc.	3,823	241,919
DuPont de Nemours, Inc.	2,550	197,396
Eastman Chemical Co.	1,748	204,079
Fortune Brands Home & Security, Inc.	1,268	126,305
Freeport-McMoRan, Inc. (Indonesia)	7,315	271,460
Linde PLC	1,623	469,209
Newmont Corp.	5,264	333,632
Sherwin-Williams Co. (The)	2,432	662,598
		3,279,102
Capital goods (3.9%)
Avery Dennison Corp.	2,748	577,740
Ball Corp.	2,812	227,828
Boeing Co. (The) †	1,041	249,382
CAE, Inc. (Canada) †	6,820	210,058
Deere & Co.	1,738	613,010
Eaton Corp. PLC	7,883	1,168,103
Emerson Electric Co.	7,474	719,298
General Dynamics Corp.	2,207	415,490
Honeywell International, Inc.	5,203	1,141,278
Johnson Controls International PLC	15,559	1,067,814
Northrop Grumman Corp.	2,704	982,715
Otis Worldwide Corp.	9,132	746,724
Raytheon Technologies Corp.	15,608	1,331,518
		9,450,958
Commercial and consumer services (3.1%)
Aramark	7,515	279,934
Booking Holdings, Inc. †	369	807,405
CoStar Group, Inc. †	4,920	407,474
Ecolab, Inc.	1,057	217,710
Mastercard, Inc. Class A	6,643	2,425,293
PayPal Holdings, Inc. †	11,162	3,253,500
		7,391,316
Communication services (0.6%)
T-Mobile US, Inc. †	10,406	1,507,101
		1,507,101
Computers (2.7%)
Apple, Inc.	47,811	6,548,195
		6,548,195
Conglomerates (0.2%)
General Electric Co.	31,179	419,669
		419,669
Consumer staples (3.8%)
Altria Group, Inc.	9,436	449,908
Bunge, Ltd.	1,169	91,357
Chipotle Mexican Grill, Inc. †	394	610,834
Coca-Cola Co. (The)	18,741	1,014,076
Constellation Brands, Inc. Class A	641	149,923
Costco Wholesale Corp.	1,582	625,950
McCormick & Co., Inc. (non-voting shares)	5,100	450,432

COMMON STOCKS (61.9%)* cont.	Shares	Value

Consumer staples cont.
Molson Coors Beverage Co. Class B † S	7,943	$426,460
PepsiCo, Inc.	12,633	1,871,832
Procter & Gamble Co. (The)	17,029	2,297,723
Sea, Ltd. ADR (Thailand) †	4,010	1,101,146
		9,089,641
Electronics (2.7%)
NVIDIA Corp.	3,768	3,014,777
NXP Semiconductors NV	8,950	1,841,194
ON Semiconductor Corp. †	26,245	1,004,659
Vontier Corp.	20,306	661,569
		6,522,199
Energy (1.8%)
Cenovus Energy, Inc. (Canada)	140,245	1,341,808
Exxon Mobil Corp.	31,186	1,967,213
Phillips 66	2,820	242,012
Royal Dutch Shell PLC Class A (United Kingdom)	24,835	497,037
Thungela Resources, Ltd. (South Africa) †	465	1,279
TotalEnergies SE (France)	8,316	376,235
		4,425,584
Financials (8.3%)
AIA Group, Ltd. (Hong Kong)	38,400	477,261
American International Group, Inc.	26,802	1,275,775
Apollo Global Management, Inc.	15,857	986,305
Assured Guaranty, Ltd.	33,798	1,604,729
AXA SA (France)	37,131	941,541
Berkshire Hathaway, Inc. Class B †	1,688	469,129
Boston Properties, Inc. R	3,620	414,816
Citigroup, Inc.	47,273	3,344,565
Gaming and Leisure Properties, Inc. R	29,577	1,370,302
Goldman Sachs Group, Inc. (The)	6,784	2,574,732
Hartford Financial Services Group, Inc. (The)	4,077	252,652
Intercontinental Exchange, Inc.	3,141	372,837
KKR & Co., Inc. Class A	22,061	1,306,894
Morgan Stanley	10,537	966,138
Prudential PLC (United Kingdom)	63,857	1,213,259
Quilter PLC (United Kingdom)	322,638	663,879
Visa, Inc. Class A	7,756	1,813,508
		20,048,322
Gaming and lottery (0.7%)
Evolution AB (Sweden)	7,542	1,191,830
Penn National Gaming, Inc. † S	5,209	398,436
		1,590,266
Health care (8.0%)
Abbott Laboratories	9,646	1,118,261
AbbVie, Inc.	14,317	1,612,667
Amgen, Inc.	1,599	389,756
Anthem, Inc.	1,433	547,119
Bio-Rad Laboratories, Inc. Class A †	1,098	707,430
Biogen, Inc. †	2,033	703,967
Boston Scientific Corp. †	13,852	592,312
Bristol-Myers Squibb Co.	7,023	469,277
Cigna Corp.	3,619	857,956
Cooper Cos., Inc. (The)	993	393,496
CVS Health Corp.	4,880	407,187
Danaher Corp.	4,790	1,285,444
DexCom, Inc. †	1,103	470,981
Edwards Lifesciences Corp. †	5,854	606,299
Eli Lilly and Co.	3,721	854,044
Gilead Sciences, Inc.	4,678	322,127

Putnam VT George Putnam Balanced Fund 3

COMMON STOCKS (61.9%)* cont.	Shares	Value

Health care cont.
Intuitive Surgical, Inc. †	311	$286,008
Ironwood Pharmaceuticals, Inc. †	30,301	389,974
Johnson & Johnson	6,501	1,070,975
McKesson Corp.	1,323	253,011
Medtronic PLC	4,570	567,274
Merck & Co., Inc.	7,860	611,272
Pfizer, Inc.	15,072	590,220
Regeneron Pharmaceuticals, Inc. †	1,171	654,050
Thermo Fisher Scientific, Inc.	2,764	1,394,355
UnitedHealth Group, Inc.	4,143	1,659,023
Zimmer Biomet Holdings, Inc.	2,093	336,596
		19,151,081
Homebuilding (0.2%)
PulteGroup, Inc.	8,043	438,907
		438,907
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc. †	5,543	668,597
		668,597
Media (0.2%)
Walt Disney Co. (The) †	2,954	519,225
		519,225
Miscellaneous (0.4%)
Climate Change Crisis Real Impact I
Acquisition Corp. (acquired 1/22/21,
cost $660,130) (Private) † ∆∆ F ƥ	66,013	892,364
Soaring Eagle (acquired 5/11/21,
cost $156,000) (Private) † ∆∆ F ƥ	15,600	139,838
		1,032,202
Retail (6.7%)
Advance Auto Parts, Inc.	1,056	216,628
Amazon.com, Inc. †	2,178	7,492,668
BJ’s Wholesale Club Holdings, Inc. †	2,606	123,993
Burlington Stores, Inc. †	87	28,013
CarMax, Inc. † S	4,114	531,323
Dollar General Corp.	2,340	506,353
Home Depot, Inc. (The)	8,861	2,825,684
L Brands, Inc.	3,224	232,321
lululemon athletica, Inc. (Canada) †	432	157,667
Nike, Inc. Class B	5,275	814,935
Target Corp.	5,332	1,288,958
TJX Cos., Inc. (The)	6,722	453,197
Walmart, Inc.	10,555	1,488,466
		16,160,206
Semiconductor (0.5%)
Applied Materials, Inc.	8,990	1,280,176
		1,280,176
Software (6.4%)
Activision Blizzard, Inc.	24,499	2,338,185
Adobe, Inc. †	3,887	2,276,383
Microsoft Corp.	34,382	9,314,084
Oracle Corp.	19,048	1,482,696
		15,411,348
Technology services (5.7%)
Alphabet, Inc. Class A †	2,910	7,105,609
Facebook, Inc. Class A †	12,235	4,254,232
Fidelity National Information Services, Inc.	17,679	2,504,584
		13,864,425
Toys (0.1%)
Hasbro, Inc.	2,710	256,149
		256,149

COMMON STOCKS (61.9%)* cont.	Shares	Value

Transportation (1.2%)
CSX Corp.	13,182	$422,879
Southwest Airlines Co. †	6,717	356,606
Union Pacific Corp.	9,664	2,125,404
		2,904,889
Utilities and power (1.9%)
Ameren Corp.	5,289	423,332
CenterPoint Energy, Inc.	9,154	224,456
Exelon Corp.	22,103	979,384
NextEra Energy, Inc.	13,123	961,653
NRG Energy, Inc.	48,180	1,941,654
		4,530,479

Total common stocks (cost $107,069,570)		$149,230,490

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, 3/20/49	$545,384	$596,883
3.50%, with due dates from 11/20/47 to 4/20/51	1,527,778	1,665,073
3.00%, 7/20/46	414,110	436,656
2.00%, 1/20/51	990,647	1,010,455
		3,709,067
U.S. Government Agency Mortgage Obligations (7.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
2.50%, with due dates from 7/1/50 to 2/1/51	239,014	248,876
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	92,962	107,473
5.00%, 8/1/33	40,742	45,859
4.50%, 2/1/49	1,037,879	1,145,217
4.00%, with due dates from 4/1/49 to 5/1/49	1,241,395	1,321,237
3.50%, with due dates from 11/1/49 to 12/1/49	1,277,079	1,344,271
3.00%, 6/1/46	444,768	473,728
2.50%, 5/1/51 ##	1,350,000	1,403,552
2.50%, 5/1/51	2,210,464	2,300,537
2.50%, 7/1/51	150,000	156,030
2.50%, with due dates from 7/1/50 to 4/1/51	2,613,917	2,710,548
2.00%, 10/1/50	2,784,566	2,816,196
Uniform Mortgage-Backed Securities
4.50%, TBA, 7/1/51	2,000,000	2,151,717
2.00%, TBA, 7/1/51	1,000,000	1,010,405
		17,235,646
Total U.S. government and agency mortgage
obligations (cost $20,842,718)		$20,944,713

U.S. TREASURY OBLIGATIONS (13.0%)*	Principal amount	Value

U.S. Treasury Bonds
3.00%, 2/15/47	$880,000	$1,042,934
2.75%, 8/15/42 #	3,400,000	3,822,754
1.25%, 5/15/50	1,490,000	1,216,620
U.S. Treasury Notes
2.75%, 2/15/24	3,470,000	3,684,559
2.375%, 8/15/24	2,550,000	2,699,426
2.25%, 11/15/27	2,340,000	2,502,598
2.125%, 12/31/22	1,880,000	1,934,769
1.625%, 2/15/26	1,030,000	1,067,655
1.625%, 10/31/23	2,750,000	2,833,301

4 Putnam VT George Putnam Balanced Fund

U.S. TREASURY
OBLIGATIONS (13.0%)* cont.	Principal amount	Value

U.S. Treasury Notes
1.50%, 2/15/30	$410,000	$414,052
1.50%, 3/31/23	3,670,000	3,752,566
1.125%, 2/28/25	3,610,000	3,675,995
0.25%, 6/15/23	2,740,000	2,740,214
Total U.S. treasury obligations (cost $31,282,105)		$31,387,443

CORPORATE BONDS AND NOTES (14.3%)*	Principal amount	Value

Basic materials (0.7%)
Celanese US Holdings, LLC company
guaranty sr. unsec. notes 3.50%, 5/8/24
(Germany)	$45,000	$48,082
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	180,000	206,609
Georgia-Pacific, LLC 144A sr. unsec.
sub. notes 2.10%, 4/30/27	200,000	206,384
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	5,000	6,620
Glencore Funding, LLC 144A company
guaranty sr. unsec. notes 2.50%, 9/1/30	258,000	257,370
Huntsman International, LLC sr. unsec.
notes 4.50%, 5/1/29	210,000	238,759
International Flavors & Fragrances, Inc.
sr. unsec. notes 4.45%, 9/26/28	80,000	92,500
International Flavors & Fragrances, Inc. 144A
company guaranty sr. unsec. bonds 3.468%,
12/1/50	27,000	28,065
International Flavors & Fragrances, Inc. 144A
sr. unsec. notes 2.30%, 11/1/30	48,000	47,729
International Paper Co. sr. unsec. notes 8.70%,
6/15/38	10,000	16,770
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30
(Canada)	170,000	179,329
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	87,000	95,953
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	198,062
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	14,268
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	82,000	118,329
		1,754,829
Capital goods (0.7%)
Berry Global, Inc. 144A company
guaranty sr. notes 1.65%, 1/15/27	135,000	133,831
Berry Global, Inc. 144A company
guaranty sr. unsub. notes 1.57%, 1/15/26	160,000	160,048
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	85,000	117,373
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	90,000	100,842
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	125,000	156,841
L3Harris Technologies, Inc. sr. unsec.
bonds 1.80%, 1/15/31	90,000	87,273
L3Harris Technologies, Inc. sr. unsec.
notes 3.85%, 12/15/26	100,000	112,157
L3Harris Technologies, Inc. sr. unsec.
sub. notes 4.40%, 6/15/28	68,000	78,938
Northrop Grumman Corp. sr. unsec.
unsub. notes 3.25%, 1/15/28	210,000	229,372
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	99,000	113,774
Oshkosh Corp. sr. unsec. unsub. notes 3.10%,
3/1/30	21,000	22,266

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Capital goods cont.
Otis Worldwide Corp. sr. unsec. notes 2.565%,
2/15/30	$90,000	$93,208
Waste Connections, Inc. sr. unsec.
sub. bonds 3.50%, 5/1/29	130,000	143,091
		1,549,014
Communication services (1.7%)
American Tower Corp. sr. unsec. bonds 2.70%,
4/15/31 R	263,000	271,233
American Tower Corp. sr. unsec. notes 2.90%,
1/15/30 R	130,000	136,786
American Tower Corp. sr. unsec. sub. notes 2.75%,
1/15/27 R	66,000	69,821
AT&T, Inc. company guaranty sr. unsec.
unsub. notes 2.30%, 6/1/27	205,000	212,032
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	300,000	292,154
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	147,000	144,275
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	14,574
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%,
12/1/33	213,000	211,007
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	31,757
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. bonds 2.80%, 4/1/31	44,000	44,982
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. notes 3.75%, 2/15/28	55,000	60,657
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	111,000	152,867
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp.
sr. bonds 3.70%, 4/1/51	5,000	4,945
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	90,680
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	127,000	149,555
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 2.35%, 1/15/27	113,000	118,524
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	39,271
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	20,000	21,759
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	201,000	216,896
Cox Communications, Inc. 144A company
guaranty sr. unsec. bonds 2.95%, 10/1/50	101,000	95,675
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	73,000	80,137
Cox Communications, Inc. 144A sr. unsec.
notes 3.35%, 9/15/26	76,000	82,529
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	134,000	148,885
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	66,000	72,771
Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	30,000	36,602
Crown Castle International Corp. sr. unsec.
sub. bonds 2.25%, 1/15/31	130,000	128,314
Equinix, Inc. sr. unsec. sub. notes 3.20%,
11/18/29 R	194,000	208,085

Putnam VT George Putnam Balanced Fund 5

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Communication services cont.
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	$10,000	$15,344
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	35,000	40,288
Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LLC 144A
company guaranty sr. notes 3.36%, 9/20/21	12,500	12,569
T-Mobile USA, Inc. company
guaranty sr. notes 3.875%, 4/15/30	6,000	6,707
T-Mobile USA, Inc. company
guaranty sr. notes 3.75%, 4/15/27	229,000	253,045
T-Mobile USA, Inc. company
guaranty sr. notes 2.55%, 2/15/31	90,000	91,008
Verizon Communications, Inc. sr. unsec.
bonds 3.70%, 3/22/61	123,000	131,740
Verizon Communications, Inc. sr. unsec.
notes 3.15%, 3/22/30	140,000	151,168
Verizon Communications, Inc. sr. unsec.
notes 2.55%, 3/21/31	62,000	63,372
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.329%, 9/21/28	200,000	232,708
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	83,600
		4,218,322
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA
LIBOR USD 3 Month + 3.33%), 3.449%,
perpetual maturity	89,000	87,220
		87,220
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%, 7/26/27
(Canada)	120,000	131,700
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	131,000	135,925
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	125,000	152,480
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	98,000	108,279
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%,
6/3/30	90,000	87,976
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	24,000	26,584
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.95%, 8/14/28	77,000	87,976
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.40%, 8/13/21	45,000	45,163
Discovery Communications, LLC company
guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	62,000	67,641
Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	60,000	62,611
Ecolab, Inc. sr. unsec. unsub. notes 3.25%,
12/1/27	122,000	135,148
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	76,000	103,458
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	30,000	37,079
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	40,000	44,161
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	51,941
Global Payments, Inc. sr. unsec. notes 2.90%,
5/15/30	117,000	121,898

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	$160,000	$179,000
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	67,000	74,454
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	197,000	231,380
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/29/27	189,000	218,459
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	80,000	70,891
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	42,000	46,408
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%,
4/30/30	185,000	187,915
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	54,250
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	175,000	183,409
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	56,000	53,005
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	150,000	157,125
ViacomCBS, Inc. company guaranty sr. unsec.
bonds 4.20%, 6/1/29	60,000	69,210
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	48,000	50,964
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	17,000	18,904
		2,995,394
Consumer staples (1.0%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	151,000	207,601
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	196,000	239,285
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	112,000	133,422
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	209,500
CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	115,756	146,644
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	223,780
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	87,000	118,607
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. bonds 3.20%, 5/1/30	41,000	44,318
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. notes 2.25%, 3/15/31	115,000	115,934
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	80,000	93,928
Kraft Heinz Foods Co. company guaranty sr. unsec.
bonds 4.375%, 6/1/46	140,000	158,648
Kraft Heinz Foods Co. company guaranty sr. unsec.
sub. notes 3.875%, 5/15/27	29,000	31,864
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	124,050
Mondelez International Holdings Netherlands BV
144A company guaranty sr. unsec.
unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	200,844
Netflix, Inc. sr. unsec. unsub. notes 4.375%,
11/15/26	215,000	244,502
		2,292,927

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Energy (0.4%)
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	$80,000	$86,758
BP Capital Markets America, Inc. company
guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	88,000	100,314
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	170,000	197,674
ConocoPhillips 144A company guaranty sr. unsec.
notes 3.75%, 10/1/27	130,000	146,075
Diamondback Energy, Inc. company
guaranty sr. unsec. notes 3.25%, 12/1/26	105,000	112,550
Equinor ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	80,000	106,451
Sabine Pass Liquefaction, LLC sr. bonds 4.20%,
3/15/28	24,000	27,104
Sabine Pass Liquefaction, LLC sr. notes 5.00%,
3/15/27	105,000	121,248
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	143,316
		1,041,490
Financials (4.4%)
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%,
2/1/30	195,000	197,793
Air Lease Corp. sr. unsec. sub. bonds 4.625%,
10/1/28	27,000	30,418
Air Lease Corp. sr. unsec. sub. notes 3.25%,
10/1/29	32,000	33,350
Air Lease Corp. sr. unsec. unsub. notes 3.00%,
9/15/23	115,000	120,212
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	14,000	20,243
Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	220,000	253,407
Ares Capital Corp. sr. unsec. sub. notes 3.875%,
1/15/26	205,000	219,604
Australia & New Zealand Banking Group, Ltd. 144A
unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	193,861
Bank of America Corp. jr. unsec.
sub. bonds Ser. JJ, 5.125%, perpetual maturity	95,000	101,175
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	35,840
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	75,000	76,575
Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	150,000	205,665
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32
(Canada)	45,000	49,612
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	400,000	409,044
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	30,000	29,946
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	83,000	103,428
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%,
perpetual maturity (France)	200,000	208,204
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24
(France)	200,000	222,899
Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	89,000	93,863
Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	63,000	70,351
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25	240,000	270,000

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. jr. unsec. sub. FRN 3.875%,
perpetual maturity	$205,000	$210,638
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	11,016
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	270,000	343,635
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	264,000	301,619
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	28,000	31,753
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	400,000	404,316
Credit Suisse Group AG 144A sr. unsec. FRN
2.193%, 6/5/26 (Switzerland)	250,000	255,644
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32
(Germany)	225,000	228,967
Digital Realty Trust LP company
guaranty sr. unsec. bonds 4.45%, 7/15/28 R	185,000	214,224
Fairfax Financial Holdings, Ltd. sr. unsec.
notes 4.85%, 4/17/28 (Canada)	145,000	166,797
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	40,000	43,874
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	30,088
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	97,000	110,628
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	192,000	211,567
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	450,000	465,585
Intercontinental Exchange, Inc. sr. unsec.
bonds 2.65%, 9/15/40	127,000	121,713
Intercontinental Exchange, Inc. sr. unsec.
bonds 1.85%, 9/15/32	63,000	59,621
Intesa Sanpaolo SpA 144A unsec.
sub. bonds 4.198%, 6/1/32 (Italy)	220,000	226,246
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	26,000	28,438
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH,
4.60%, perpetual maturity	146,000	151,300
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W,
(BBA LIBOR USD 3 Month + 1.00%), 1.156%, 5/15/47	87,000	74,733
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%,
perpetual maturity	26,000	26,036
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	185,000	217,095
JPMorgan Chase & Co. unsec. sub. FRB 2.956%,
5/13/31	363,000	381,334
KKR Group Finance Co. VI, LLC 144A company
guaranty sr. unsec. bonds 3.75%, 7/1/29	25,000	27,909
Marsh & McLennan Cos., Inc. sr. unsec.
sub. notes 4.375%, 3/15/29	185,000	216,849
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. bonds 3.729%, 10/15/70	175,000	185,615
MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	557,000
Morgan Stanley unsec. sub. notes Ser. GMTN,
4.35%, 9/8/26	450,000	509,520
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	40,000	46,386
Prologis LP sr. unsec. unsub. notes 2.25%,
4/15/30 R	62,000	63,327
Prologis LP sr. unsec. unsub. notes 2.125%,
4/15/27 R	26,000	27,099

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	$15,000	$16,200
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	173,000	186,191
Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	52,829
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	35,000	40,099
Societe Generale SA 144A jr. unsec.
sub. notes 5.375%, perpetual maturity (France)	205,000	217,676
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	60,655
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	78,000	86,426
Truist Financial Corp. jr. unsec. sub. FRB
Ser. N, 4.80%, 9/1/24	75,000	78,750
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	230,000	249,043
UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	396,781
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	72,881
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%,
perpetual maturity	80,000	82,824
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	85,000	100,562
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	79,000	77,618
		10,614,597
Health care (1.5%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	320,000	347,534
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	107,046
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	33,000	35,038
Becton Dickinson and Co. sr. unsec. notes 2.823%,
5/20/30	110,000	115,211
Bristol-Myers Squibb Co. sr. unsec. notes 2.75%,
2/15/23	400,000	414,930
Bristol-Myers Squibb Co. sr. unsec.
sub. notes 3.40%, 7/26/29	295,000	330,603
Cigna Corp. company guaranty sr. unsec.
unsub. notes 3.75%, 7/15/23	118,000	125,661
CVS Health Corp. sr. unsec. unsub. notes 4.78%,
3/25/38	213,000	262,042
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	11,546	13,085
DH Europe Finance II Sarl company
guaranty sr. unsec. bonds 3.40%, 11/15/49
(Luxembourg)	185,000	203,946
DH Europe Finance II Sarl company
guaranty sr. unsec. notes 2.60%, 11/15/29
(Luxembourg)	80,000	83,641
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	67,000	77,557
HCA, Inc. company guaranty sr. bonds 3.50%,
7/15/51	43,000	42,980
HCA, Inc. company guaranty sr. notes 4.125%,
6/15/29	65,000	73,195
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	35,000	45,585
HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	10,000	11,049

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Health care cont.
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	$30,000	$31,725
Service Corp. International sr. unsec.
notes 3.375%, 8/15/30	20,000	19,596
Service Corp. International sr. unsec.
sub. notes 4.00%, 5/15/31	165,000	168,411
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2.00%, 5/15/30	211,000	212,570
Viatris, Inc. 144A company guaranty sr. unsec.
bonds 4.00%, 6/22/50	380,000	401,861
Viatris, Inc. 144A company guaranty sr. unsec.
notes 2.30%, 6/22/27	75,000	76,556
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	150,000	170,544
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	90,000	96,943
		3,467,309
Technology (1.7%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	160,000	141,104
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	84,000	87,876
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	430,000	418,806
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	150,000	191,241
Broadcom, Inc. company guaranty sr. unsec.
bonds 4.15%, 11/15/30	358,000	401,467
Broadcom, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 2/15/51	72,000	75,161
Cisco Systems, Inc./California sr. unsec.
unsub. notes 3.625%, 3/4/24	400,000	432,705
Dell International, LLC/EMC Corp. company
guaranty sr. bonds 8.35%, 7/15/46	28,000	45,797
Fidelity National Information Services, Inc.
sr. unsec. bonds 2.25%, 3/1/31	250,000	249,553
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	85,000	93,529
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	154,000	177,029
Microchip Technology, Inc. company
guaranty sr. notes 4.333%, 6/1/23	83,000	88,511
Microsoft Corp. sr. unsec. unsub. bonds 2.921%,
3/17/52	371,000	393,760
Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	66,000	70,348
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	225,000	238,580
Salesforce.com, Inc. sr. unsec. bonds 3.05%,
7/15/61	185,000	187,446
Salesforce.com, Inc. sr. unsec. bonds 2.90%,
7/15/51	185,000	186,803
Salesforce.com, Inc. sr. unsec.
unsub. notes 3.70%, 4/11/28	245,000	279,096
Sensata Technologies, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 2/15/31	170,000	168,101
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	200,000	187,644
		4,114,557
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	86,000	93,150
		93,150
Utilities and power (0.9%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%,
1/15/31	135,000	133,570
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	66,000	75,957
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	60,000	78,410

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. sr. mtge. bonds 5.875%,
2/1/33	$15,000	$19,991
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	46,371
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	130,000	144,770
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	110,386
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	42,000	47,341
Energy Transfer LP jr. unsec. sub. FRN 6.625%,
perpetual maturity	257,000	251,539
Energy Transfer Operating LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	34,110
Energy Transfer Operating LP sr. unsec.
unsub. notes 6.50%, 2/1/42	20,000	25,967
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	230,000	242,976
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	65,000	74,777
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	116,000	130,275
IPALCO Enterprises, Inc. sr. sub. notes 3.70%,
9/1/24	35,000	37,656
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	19,831
NRG Energy, Inc. 144A company
guaranty sr. notes 3.75%, 6/15/24	80,000	85,187
Oncor Electric Delivery Co., LLC sr. notes 5.75%,
3/15/29	55,000	69,110
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	30,000	29,136
Pacific Gas and Electric Co. sr. notes 3.30%,
3/15/27	55,000	56,909
PacifiCorp sr. bonds 2.70%, 9/15/30	86,000	90,319
Sunoco Logistics Partners Operations LP company
guaranty sr. unsec. unsub. notes 5.95%, 12/1/25	25,000	29,270
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	58,000	63,041
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	67,000	70,743
WEC Energy Group, Inc. jr. unsec. sub. FRN
Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 2.268%,
5/15/67	300,000	277,500
		2,245,142

Total corporate bonds and notes (cost $32,313,904)		$34,473,951

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value

BANK Ser. 19-BN19, Class AS, 3.446%, 8/15/61	$81,000	$88,569
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	124,000	129,111
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	78,000	91,526
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	107,000	114,206
Ser. 18-B2, Class A4, 4.009%, 3/10/51	251,000	284,564
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.593%, 12/10/47 W	20,000	20,965
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	117,000	125,761
CSAIL Commercial Mortgage Trust Ser. 19-C17,
Class AS, 3.278%, 9/15/52	96,000	103,106
Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.342%, 7/25/29	30,000	30,122
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1

MORTGAGE-BACKED
SECURITIES (0.8%)* cont.	Principal amount	Value

GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.846%, 6/10/47 W	$159,000	$166,208
LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class AS, 3.367%, 4/20/48 W	37,221	36,153
Morgan Stanley Bank of America Merrill Lynch
Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	340,000	369,996
Morgan Stanley Capital I Trust Ser. 18-L1,
Class A4, 4.407%, 10/15/51 W	125,000	145,485
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.60%, 3/15/45 W	217,000	194,648
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38 (In default) †	220,229	2
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.52%, 3/15/44 W	76,851	38,425
Total mortgage-backed securities (cost $2,095,033)		$1,938,848

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds, (Build America Bonds),
7.50%, 4/1/34	$30,000	$47,318
North TX, Tollway Auth. Rev. Bonds,
(Build America Bonds), 6.718%, 1/1/49	55,000	90,958
OH State U. Rev. Bonds, (Build America Bonds),
4.91%, 6/1/40	40,000	53,758
Total municipal bonds and notes (cost $125,158)		$192,034

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.09% [d]	1,216,535	$1,216,535
Putnam Short Term Investment Fund
Class P 0.09% L	9,705,511	9,705,511
Total short-term investments (cost $10,923,666)		$10,922,046

Total investments (cost $204,652,154)		$249,089,525

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securi-
ties, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2021 through June 30 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $241,217,550.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,032,202, or 0.4% of net assets.

Putnam VT George Putnam Balanced Fund 9

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $123,676 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ƥ Represents the asset to be received in a private investment in public entity ƥ commitments, of which $816,130 is included in the Payable for purchases of delayed delivery securities (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $4,439,977 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/21 (aggregate face value $14,941,675) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	9/15/21	$62,536	$63,951	$1,415
	Swedish Krona	Sell	9/15/21	188,267	195,029	6,762
Barclays Bank PLC
	British Pound	Sell	9/15/21	1,849,642	1,891,451	41,809
	Canadian Dollar	Sell	7/21/21	445,542	439,302	(6,240)
	Euro	Sell	9/15/21	488,441	502,226	13,785
	Swedish Krona	Sell	9/15/21	1,015,317	1,051,489	36,172
Citibank, N.A.
	British Pound	Buy	9/15/21	622,727	636,684	(13,957)
	Canadian Dollar	Sell	7/21/21	546,944	539,055	(7,889)
	Danish Krone	Buy	9/15/21	414,399	416,560	(2,161)
	Danish Krone	Sell	9/15/21	413,695	424,598	10,903
	Euro	Sell	9/15/21	488,679	502,551	13,872
Goldman Sachs International
	British Pound	Sell	9/15/21	1,815,884	1,856,871	40,987
	Canadian Dollar	Sell	7/21/21	34,608	48,080	13,472
HSBC Bank USA, National Association
	British Pound	Buy	9/15/21	378,119	386,627	(8,508)
	Euro	Sell	9/15/21	356,385	366,472	10,087
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/15/21	690,935	706,517	(15,582)
	Canadian Dollar	Sell	7/21/21	414,564	408,694	(5,870)
Morgan Stanley & Co. International PLC
	British Pound	Sell	9/15/21	7,748	7,922	174
State Street Bank and Trust Co.
	British Pound	Buy	9/15/21	458,917	469,280	(10,363)
	Canadian Dollar	Sell	7/21/21	308,645	302,747	(5,898)
	Hong Kong Dollar	Sell	8/18/21	326,471	326,368	(103)
UBS AG
	British Pound	Buy	9/15/21	574,304	587,256	(12,952)
	Canadian Dollar	Buy	7/21/21	364,710	359,489	5,221
	Euro	Buy	9/15/21	91,442	94,014	(2,572)
	Swedish Krona	Sell	9/15/21	188,279	195,056	6,777

10 Putnam VT George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 6/30/21 (aggregate face value $14,941,675) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	British Pound	Sell	9/15/21	$1,466,957	$1,500,033	$33,076
	Canadian Dollar	Sell	7/21/21	577,518	569,320	(8,198)
	Euro	Buy	9/15/21	91,442	94,033	(2,591)
Unrealized appreciation						234,512
Unrealized (depreciation)						(102,884)
Total						$131,628

* The exchange currency for all contracts listed is the United States Dollar.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 6/30/21 (Unaudited)	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	8	$1,716,720	$1,715,440	Sep-21	$26,102
Unrealized appreciation					26,102
Unrealized (depreciation)					—
Total					$26,102

TBA SALE COMMITMENTS OUTSTANDING at 6/30/21	Principal	Settlement
(proceeds receivable $3,083,125) (Unaudited)	amount	date	Value
Government National Mortgage Association, 4.50%, 7/1/51	$1,000,000	7/21/21	$1,065,967
Uniform Mortgage-Backed Securities, 2.00%, 8/1/51	1,000,000	8/12/21	1,008,413
Uniform Mortgage-Backed Securities, 2.00%, 7/1/51	1,000,000	7/14/21	1,010,405
Total			$3,084,785

Putnam VT George Putnam Balanced Fund 11

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,279,102	$—	$—
Capital goods	9,450,958	—	—
Communication services	1,507,101	—	—
Conglomerates	419,669	—	—
Consumer cyclicals	29,765,119	—	—
Consumer staples	9,089,641	—	—
Energy	4,425,584	—	—
Financials	20,048,322	—	—
Health care	19,151,081	—	—
Miscellaneous	—	—	1,032,202
Technology	43,626,343	—	—
Transportation	2,904,889	—	—
Utilities and power	4,530,479	—	—
Total common stocks	148,198,288	—	1,032,202
Corporate bonds and notes	—	34,473,951	—
Mortgage-backed securities	—	1,938,848	—
Municipal bonds and notes	—	192,034	—
U.S. government and agency mortgage obligations	—	20,944,713	—
U.S. treasury obligations	—	31,387,443	—
Short-term investments	—	10,922,046	—
Totals by level	$148,198,288	$99,859,035	$1,032,202

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$131,628	$—
Futures contracts	26,102	—	—
TBA sale commitments	—	(3,084,785)	—
Totals by level	$26,102	$(2,953,157)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
6/30/21 (Unaudited)

Assets
Investment in securities, at value, including $1,180,312 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $193,730,108)	$238,167,479
Affiliated issuers (identified cost $10,922,046) (Notes 1 and 5)	10,922,046
Cash	660,130
Foreign currency (cost $1,298) (Note 1)	1,840
Dividends, interest and other receivables	598,191
Receivable for shares of the fund sold	42,869
Receivable for investments sold	933,356
Receivable for sales of TBA securities (Note 1)	3,086,958
Receivable for variation margin on futures contracts (Note 1)	2,592
Unrealized appreciation on forward currency contracts (Note 1)	234,512
Total assets	254,649,973

Liabilities
Payable for investments purchased	2,885,361
Payable for purchases of delayed delivery securities (Note 1)	2,218,132
Payable for purchases of TBA securities (Note 1)	3,176,921
Payable for shares of the fund repurchased	422,608
Payable for compensation of Manager (Note 2)	100,417
Payable for custodian fees (Note 2)	20,495
Payable for investor servicing fees (Note 2)	27,727
Payable for Trustee compensation and expenses (Note 2)	82,497
Payable for administrative services (Note 2)	699
Payable for distribution fees (Note 2)	33,774
Unrealized depreciation on forward currency contracts (Note 1)	102,884
TBA sale commitments, at value (proceeds receivable $3,083,125) (Note 1)	3,084,785
Collateral on securities loaned, at value (Note 1)	1,216,535
Other accrued expenses	59,588
Total liabilities	13,432,423

Net assets	$241,217,550

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$185,521,710
Total distributable earnings (Note 1)	55,695,840
Total — Representing net assets applicable to capital shares outstanding	$241,217,550

Computation of net asset value Class IA
Net assets	$75,548,469
Number of shares outstanding	5,311,438
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.22

Computation of net asset value Class IB
Net assets	$165,669,081
Number of shares outstanding	11,701,756
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.16

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of operations
Six months ended 6/30/21 (Unaudited)

Investment income
Dividends (net of foreign tax of $17,473)	$997,665
Interest (including interest income of $3,118 from investments in affiliated issuers) (Note 5)	867,508
Securities lending (net of expenses) (Notes 1 and 5)	2,216
Total investment income	1,867,389

Expenses
Compensation of Manager (Note 2)	589,286
Investor servicing fees (Note 2)	81,290
Custodian fees (Note 2)	13,926
Trustee compensation and expenses (Note 2)	5,092
Distribution fees (Note 2)	198,585
Administrative services (Note 2)	2,076
Other	59,518
Total expenses	949,773

Expense reduction (Note 2)	(6)
Net expenses	949,767

Net investment income	917,622

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	10,656,565
Foreign currency transactions (Note 1)	1,280
Forward currency contracts (Note 1)	(181,476)
Futures contracts (Note 1)	331,154
Written options (Note 1)	3,003
Total net realized gain	10,810,526
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	6,355,108
Assets and liabilities in foreign currencies	41
Forward currency contracts	207,553
Futures contracts	(2,146)
Total change in net unrealized appreciation	6,560,556

Net gain on investments	17,371,082

Net increase in net assets resulting from operations	$18,288,704

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/21*	12/31/20
Increase in net assets
Operations:
Net investment income	$917,622	$2,013,528
Net realized gain on investments and foreign currency transactions	10,810,526	13,503,290
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,560,556	14,759,058
Net increase in net assets resulting from operations	18,288,704	30,275,876
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(748,675)	(892,032)
Class IB	(1,369,976)	(1,442,300)
Net realized short-term gain on investments
Class IA	(1,395,258)	(1,494,889)
Class IB	(3,170,830)	(2,856,503)
From net realized long-term gain on investments
Class IA	(2,741,901)	(2,136,955)
Class IB	(6,231,179)	(4,083,395)
Increase from capital share transactions (Note 4)	13,737,006	18,140,559
Total increase in net assets	16,367,891	35,510,361
Net assets:
Beginning of period	224,849,659	189,339,298
End of period	$241,217,550	$224,849,659

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
6/30/21†	$14.13	.07	1.02	1.09	(.15)	(.85)	(1.00)	$14.22	8.20*	$75,548	.32*	.48*	58*
12/31/20	13.26	.15	1.64	1.79	(.18)	(.74)	(.92)	14.13	15.61	69,648.68		1.20	113
12/31/19	11.38	.20	2.46	2.66	(.20)	(.58)	(.78)	13.26	24.35	66,059.69		1.62	128
12/31/18	11.82	.19	(.52)	(.33)	(.11)	—	(.11)	11.38	(2.82)	56,636.71		1.56	264
12/31/17	10.44	.15	1.43	1.58	(.20)	—	(.20)	11.82	15.29	65,849.72		1.39	191
12/31/16	9.83	.16	.65	.81	(.20)	—	(.20)	10.44	8.40	64,354	.73[f]	1.65[f]	216
Class IB
6/30/21†	$14.05	.05	1.03	1.08	(.12)	(.85)	(.97)	$14.16	8.15*	$165,669	.45*	.36*	58*
12/31/20	13.19	.12	1.63	1.75	(.15)	(.74)	(.89)	14.05	15.32	155,202.93		.93	113
12/31/19	11.33	.17	2.45	2.62	(.18)	(.58)	(.76)	13.19	24.00	123,280.94		1.36	128
12/31/18	11.78	.16	(.53)	(.37)	(.08)	—	(.08)	11.33	(3.14)	78,718.96		1.31	264
12/31/17	10.40	.13	1.42	1.55	(.17)	—	(.17)	11.78	15.08	77,464.97		1.14	191
12/31/16	9.79	.14	.64	.78	(.17)	—	(.17)	10.40	8.12	60,405	.98[f]	1.40[f]	216

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Notes to financial statements 6/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2021 through June 30, 2021.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Putnam VT George Putnam Balanced Fund 17

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in value of securities owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements

18 Putnam VT George Putnam Balanced Fund

may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $41,342 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,216,535 and the value of securities loaned amounted to $1,180,312.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $201,896,833, resulting in gross unrealized appreciation and depreciation of $45,988,153 and $1,722,516, respectively, or net unrealized appreciation of $44,265,637.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.254% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

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Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$25,222
Class IB	56,068
Total	$81,290

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $153, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments
(Long-term)	$115,523,408	$115,424,467
U.S. government securities
(Long-term)	15,634,527	14,184,109
Total	$131,157,935	$129,608,576

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/21		Year ended 12/31/20		Six months ended 6/30/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	301,903	$4,169,497	232,522	$2,963,149	644,180	$9,042,848	2,515,895	$31,161,588
Shares issued in connection with
reinvestment of distributions	365,160	4,885,834	416,180	4,523,875	808,101	10,771,985	773,980	8,382,198
	667,063	9,055,331	648,702	7,487,024	1,452,281	19,814,833	3,289,875	39,543,786
Shares repurchased	(285,097)	(4,014,637)	(702,744)	(9,067,791)	(793,123)	(11,118,521)	(1,592,393)	(19,822,460)
Net increase (decrease)	381,966	$5,040,694	(54,042)	$(1,580,767)	659,158	$8,696,312	1,697,482	$19,721,326

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/20	Purchase cost	Sale proceeds	Investment income	6/30/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,105,040	$13,412,673	$13,301,178	$531	$1,216,535
Putnam Short Term Investment
Fund**	9,054,597	27,844,862	27,193,948	3,118	9,705,511
Total Short-term investments	$10,159,637	$41,257,535	$40,495,126	$3,649	$10,922,046

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

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Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$15,400,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$234,512	Payables	$102,884
Equity contracts	Receivables	26,102*	Payables	—
Total		$260,614		$102,884

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$(181,476)	$(181,476)
Equity contracts	(11,295)	331,154	—	$319,859
Total	$(11,295)	$331,154	$(181,476)	$138,383

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$207,553	$207,553
Equity contracts	(2,146)	—	$(2,146)
Total	$(2,146)	$207,553	$205,407

Putnam VT George Putnam Balanced Fund 21

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

						HSBC		Morgan
					Goldman	Bank USA,		Stanley &	State
	Bank of		BofA		Sachs	National	JPMorgan	Co. Inter-	Street		WestPac
	America	Barclays	Securities,	Citibank,	Interna-	Associa-	Chase	national	Bank and		Banking
	N.A.	Bank PLC	Inc.	N.A.	tional	tion	Bank N.A.	PLC	Trust Co.	UBS AG	Corp.	Total
Assets:
Futures contracts§	$—	$—	$2,592	$—	$—	$—	$—	$—	$—	$—	$—	$2,592
Forward currency
contracts#	8,177	91,766	—	24,775	54,459	10,087	—	174	—	11,998	33,076	234,512
Total Assets	$8,177	$91,766	$2,592	$24,775	$54,459	$10,087	$—	$174	$—	$11,998	$33,076	$237,104
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	—	6,240	—	24,007	—	8,508	21,452	—	16,364	15,524	10,789	102,884
Total Liabilities	$—	$6,240	$—	$24,007	$—	$8,508	$21,452	$—	$16,364	$15,524	$10,789	$102,884
Total Financial and
Derivative Net Assets	$8,177	$85,526	$2,592	$768	$54,459	$1,579	$(21,452)	$174	$(16,364)	$(3,526)	$22,287	$134,220
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$8,177	$85,526	$2,592	$768	$54,459	$1,579	$(21,452)	$174	$(16,364)	$(3,526)	$22,287
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $123,676.

Note 9 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

22 Putnam VT George Putnam Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds.

Putnam VT George Putnam Balanced Fund 23

Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least April 30, 2023. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and

24 Putnam VT George Putnam Balanced Fund

five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
1st	1st	1st

For the three-year and five-year periods ended December 31, 2020, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2020, there were 165, 149 and 132 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Putnam VT George Putnam Balanced Fund 25

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders
of Putnam VT George Putnam Balanced Fund.	VTSA021 326449 8/21

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 26, 2021